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                                                        	EXHIBIT 23.2




                   	CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
Petco Animal Supplies, Inc:


We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


	                             /s/ KPMG PEAT MARWICK LLP

San Diego, California
February 9, 1998